EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Skkynet Cloud Systems Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lowell Holden, Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Skkynet.

Dated: March 14, 2017	By:	/s/ Lowell Holden
Lowell Holden Chief Financial Officer (Duly Authorized Principal Financial Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Skkynet for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.